JPMorgan Investment Trust

JPMorgan Investment Trust Bond Portfolio

JPMorgan Investment Trust Government Bond Portfolio

JPMorgan Investment Trust Balanced Portfolio

JPMorgan Investment Trust Large Cap Growth Portfolio

JPMorgan Investment Trust Equity Index Portfolio

JPMorgan Investment Trust Diversified Equity Portfolio

JPMorgan Investment Trust Mid Cap Growth Portfolio

JPMorgan Investment Trust Diversified Mid Cap Portfolio

JPMorgan Investment Trust Mid Cap Value Portfolio

Supplement dated September 1, 2005 to the Prospectus dated May 1, 2005

Effective September 1, 2005, the contractual expense limitations for several of the Portfolios will be lowered as described below.

The Annual Portfolio Operating Expenses Table in the Fund Summary section for certain Portfolios is hereby deleted and replaced with the following:

ANNUAL PORTFOLIO OPERATING EXPENSES	BOND PORTFOLIO		BALANCED PORTFOLIO		EQUITY INDEX PORTFOLIO
(expenses that are deducted from Portfolio assets)
Investment Advisory Fees	.60%		.70%		.30%
Other Expenses	.19%		.19%		.21%
Total Annual Portfolio Operating Expenses	.79%		.89%		.51%
Fee Waiver and/or Expense Reimbursements[1]	(.06%	)	(.11%	)	(.10%	)
Net Expenses	.73%		.78%		.41%

[1]	JPMorgan Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .73%, .78% and .41% of the average daily net assets of the Bond Portfolio, Balanced Portfolio and Equity Index Portfolio, respectively, from September 1, 2005 through April 30, 2007.

And under the heading “Examples,” in the Fund Summary section for certain Portfolios, the information is hereby deleted in its entirety and replaced with the following:

EXAMPLES

The examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. These examples, however, do not include charges that are imposed by variable insurance contracts. If these charges were included, the expenses listed would be higher. The examples assume that a separate account invests $10,000 in the Portfolio for the time periods indicated and reflect what a separate account would pay if either it redeemed all of its shares or if it continued to hold them at the end of the periods shown. The examples also assume that the investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Information provided is based upon Net Expenses shown in the fee and expense table through April 30, 2007 and Total Annual Portfolio Operating Expenses thereafter. Actual costs may be higher or lower than those shown.

PORTFOLIO NAME	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Bond Portfolio	$75	$242	$429	$969
Balanced Portfolio	$80	$265	$475	$1,079
Equity Index Portfolio	$42	$146	$268	$624

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-JPMIT-905